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                                  EXHIBIT 23(C)



                  CONSENT OF CARTER, BELCOURT & ATKINSON, P.A.





                       CONSENT OF INDEPENDENT ACCOUNTANTS



         WE CONSENT TO THE USE IN THIS REGISTRATION STATEMENT ON FORM S-4 OF OUR REPORT DATED FEBRUARY 14, 1997, ON OUR AUDIT OF THE CONSOLIDATED FINANCIAL STATEMENTS OF FIRST COMMERCE BANKS OF FLORIDA, INC. AS OF DECEMBER 31, 1996 AND 1995 AND FOR THE YEARS THEN ENDED AND TO THE REFERENCE TO OUR FIRM UNDER THE HEADING "EXPERTS."



/s/ CARTER, BELCOURT & ATKINSON, P.A.

APRIL 22, 1997


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